UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2026

PDF SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

000-31311
(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2858 De La Cruz Boulevard
Santa Clara, CA 95050

(Address of principal executive offices, with zip code)

(408) 280-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00015 par value	PDFS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On April 23, 2026, PDF Solutions, Inc. (the “Company”) entered into a First Amendment to Credit Agreement (the “Amendment”), by and among the Company, the subsidiary guarantors party thereto, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent to the lenders. The Amendment amends the Credit Agreement, dated as of March 7, 2025, by and among the Company, the lenders and other parties party thereto from time to time, and Wells Fargo Bank, National Association, as administrative agent (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”).

The Amendment increases the revolving credit facility (the “Revolving Credit Facility”) to an aggregate principal amount of $75 million. The Amendment introduces leveraged-based adjustments to the annual Revolving Credit Facility commitment fee during the term of the Credit Agreement. Instead of a flat per annum rate of 0.50%, the Revolving Credit Facility commitment fee will be 0.50% when the total debt to EBITDA ratio is greater than or equal to 2.50 to 1.00, 0.35% when the total debt to EBITDA ratio is less than 2.50 to 1.00 but greater than or equal to 0.50 to 1.00 and 0.20% when the total debt to EBITDA ratio is less than 0.50 to 1.00. All other material terms of the Credit Agreement remain unchanged.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
First Amendment to Credit Agreement, dated as of April 23, 2026, by and among PDF Solutions, Inc., the subsidiary guarantors party thereto, Wells Fargo Bank, National Association and the lenders who are party to the Agreement and the lenders who may become a party to the Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)

By:	/s/ Adnan Raza
Adnan Raza
EVP, Finance, and Chief Financial Officer (Principal financial and accounting officer)

Dated: April 24, 2026